Exhibit 99.1

November 3, 2004

Ms. Patricia Goings

Office of Thrift Supervision

1700 G. Street

3rd Floor

Washington, DC 20552

Dear Ms. Goings:

This report represents FinPro, Inc.’s (“FinPro’s”) updated independent appraisal of the estimated pro forma market value of the common stock of BV Financial, Inc. (the “Company”), the holding company to be formed by Bay-Vanguard Federal Savings Bank in connection with the issuance of 45.00% of the outstanding common stock of the Company. Bay-Vanguard, M.H.C. will own the remainder of the common stock of BV Financial, Inc. after the stock issuance.

This appraisal update is furnished pursuant to market pricing as of October 29, 2004 and the Bank’s results for the twelve months ended June 30, 2004. FinPro’s original appraisal report, dated September 7, 2004, included the Bank’s results for the six months ended June 30, 2004 and market pricing as of September 7, 2004.

In preparing this appraisal update, FinPro reviewed its original appraisal, the Bank’s SB-2 and the Bank’s financial reports as of June 30, 2004 in light of recent developments in stock market conditions. FinPro reviewed other sources of public information that FinPro believes are reliable; however, FinPro cannot guarantee the accuracy and completeness of such information. FinPro’s appraisal update is based upon the Bank’s representation that the information contained in its prospectus and additional information furnished to us by same is truthful, accurate, and complete. FinPro did not independently verify the financial statements, and other information provided by the Bank, nor did FinPro independently value any of the Bank’s assets or liabilities. This appraisal update considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

BV Financial, Inc. Appraisal Update	Page 1

FinPro’s valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank’s pro forma market value. FinPro, Inc. is not a seller of securities within the meaning of any federal or state securities laws, and any report prepared by FinPro, Inc. shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

FinPro’s opinion is based upon circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of the Bank could materially affect the assumptions used in preparing this opinion.

BV Financial, Inc. Appraisal Update	Page 2

REASONS FOR THE UPDATE

Due to changes in the market for thrift stocks between September 7, 2004 and October 29, 2004, FinPro re-examined its original appraisal and updated for events and changes that occurred. In doing so, the following primary changes were observed:

1.	FinPro reviewed the adjustment for Earnings Quality, Predictability and Growth. After examining the Bank’s yield on earning assets and spread relative to the Comparable Group median ratio, as well as, consideration of the leverage afforded by the proceeds of the offering, FinPro has adjusted the “slight downward” adjustment to a “modest upward” adjustment (page 4).

2.	The SNL Thrift Index increased 0.52% during this period (page 5).

3.	The median stock price of the Comparable Group increased 10.07% (page 6). The Comparable Group as if fully converted median price to tangible book increased 3.42%, but the as if fully converted median price to LTM core earnings multiple decreased 6.97% (page 7). The Comparable Group’s GAAP median price to LTM core earnings per share decreased by 1.70% and the GAAP median price to tangible book value decreased by 2.82% (page 7).

Based on these factors, FinPro has increased its estimated valuation range by 14.00%.

BV Financial, Inc. Appraisal Update	Page 3

1. EARNINGS QUALITY, PREDICTABILITY AND GROWTH

FinPro reviewed the adjustment for Earnings Quality, Predictability and Growth. After examining the Bank’s yield on earning assets and spread relative to the Comparable Group median ratio, as well as, consideration of the leverage afforded by the proceeds of the offering, FinPro has adjusted the “slight downward” adjustment to a “modest upward” adjustment. Note: data on the Comparable Group’s yield, cost of interest bearing liabilities and spread was not available at the time of the initial appraisal filing.

FIGURE 1 – YIELD, COST AND SPREAD DATA

	For the twelve months ended 6/04
	Yield on Inter Earn Assets (1)	Cost of Inter bearing Liab (1)	Interest Spread
Greater Delaware Valley Savings Bank (MHC)	5.52	2.45	3.07
BCSB Bankcorp, Inc. (MHC)	4.97	2.58	2.39
Greene County Bancorp Inc. (MHC)	5.24	1.44	3.80
Gouverneur Bancorp Inc. (MHC)	6.11	2.18	3.93
Jacksonville Bancorp, Inc. (MHC)	5.08	2.20	2.88
Oneida Financial Corp. (MHC)	5.33	2.27	3.06
Pathfinder Bancorp, Inc. (MHC)	5.60	2.24	3.36
Rome Bancorp, Inc. (MHC)	5.98	1.68	4.29
Webster City Federal Bancorp (MHC)	5.72	2.55	3.17
Westfield Financial Inc. (MHC)	4.49	1.89	2.60

Average	5.40	2.15	3.26
Median	5.42	2.22	3.12
Maximum	6.11	2.58	4.29
Minimum	4.49	1.44	2.39

BV Financial, Inc.	5.57	2.42	3.15

Variance to the Comparable Median	0.15	0.20	0.03

1.	Note: The fields presented for the twelve months ended June 30, 2004 represent the four-quarter average through the 6/04 quarter. In some instances, less than four quarters was utilized to derive the average due to insufficient data.

Source: SNL Securities and FinPro Calculations

BV Financial, Inc. Appraisal Update	Page 4

2. THRIFT EQUITY MARKET

Since September 7, 2004, the market for thrift stocks, as measured by the SNL Thrift Index, increased 0.52%. The S&P 500 Index increased 0.79% while the Dow Jones Industrial Average decreased 3.03%. The index changes were as follows:

FIGURE 2 - PERIOD INDEX CHANGE

	9/7/2004	10/29/2004	$ Change	% Change
Index
SNL Index	1,495.3	1,503.1	7.79	0.52%
S&P 500	1,121.3	1,130.2	8.90	0.79%
Dow Jones Industrial Average	10,341.2	10,027.5	(313.69)	-3.03%

Source: SNL Securities and FinPro Calculations

BV Financial, Inc. Appraisal Update	Page 5

3. COMPARABLE GROUP PRICE APPRECIATION

Seven of the ten Comparable Group members experienced an increase in price. The median Comparable stock price increased 10.07% since September 7, 2004.

FIGURE 3 - COMPARABLE PRICE CHANGE

Ticker	Short Name	10/29/2004 Market Value ($M)	10/29/2004 Stock Price ($)	9/7/2004 Stock Price ($)	Dollar Change ($)	Percentage Change (%)
	Comparable Group
ALLB	Greater Delaware Valley Savings Bank (MHC)	105.80	30.75	30.53	0.22	0.72%
BCSB	BCSB Bankcorp, Inc. (MHC)	97.10	16.46	15.64	0.82	5.24%
GCBC	Greene County Bancorp Inc. (MHC)	67.40	32.80	31.60	1.20	3.80%
GOV	Gouverneur Bancorp Inc. (MHC)	34.00	14.90	13.30	1.60	12.03%
JXSB	Jacksonville Bancorp, Inc. (MHC)	34.60	17.70	15.90	1.80	11.32%
ONFC	Oneida Financial Corp. (MHC)	88.40	11.80	11.95	(0.15)	-1.26%
PBHC	Pathfinder Bancorp, Inc. (MHC)	42.80	17.50	16.08	1.42	8.83%
ROME	Rome Bancorp, Inc. (MHC)	116.90	27.68	28.70	(1.02)	-3.55%
WCFB	Webster City Federal Bancorp (MHC)	47.20	12.50	13.49	(0.99)	-7.34%
WFD	Westfield Financial Inc. (MHC)	230.60	24.33	22.50	1.83	8.13%

	Comparable Average	86.48	20.64	19.97	0.67	3.37%
	Comparable Median	77.90	17.60	15.99	1.61	10.07%

Source: SNL Securities and FinPro Calculations

BV Financial, Inc. Appraisal Update	Page 6

The Comparable Group’s as if fully converted median price to LTM core earnings per share decreased by 6.97% and the as if fully converted median price to tangible book value increased by 3.42%.

FIGURE 4 – As IF FULLY CONVERTED COMPARABLE MULTIPLE CHANGES

		Price Multiple Changes
Ticker	Short Name	10/29/2004 Core LTM EPS (x)	9/7/2004 Core LTM EPS (x)	Percentage Change (x)	10/29/2004 Book Value (%)	9/7/2004 Book Value (%)	Percentage Change (%)	10/29/2004 Tangible Bk Value (%)	9/7/2004 Tangible Bk Value (%)	Percentage Change (%)	10/29/2004 Assets (%)	9/7/2004 Assets (%)	Percentage Change (%)
	Comparable Group
ALLB	Greater Delaware Valley Savings Bank (MHC)	37.52	39.11	-4.06%	97.75	98.29	-0.55%	97.75	98.29	-0.55%	23.30	23.12	0.78%
BCSB	BCSB Bankcorp, Inc. (MHC)	110.20	119.89	-8.08%	104.22	101.92	2.25%	107.29	105.02	2.16%	12.10	11.53	4.86%
GCBC	Greene County Bancorp Inc. (MHC)	21.17	21.00	0.79%	108.44	106.48	1.85%	108.44	106.48	1.85%	21.27	20.56	3.46%
GOV	Gouverneur Bancorp Inc. (MHC)	38.31	35.73	7.21%	98.41	92.74	6.12%	98.41	92.74	6.12%	29.64	26.91	10.12%
JXSB	Jacksonville Bancorp, Inc. (MHC)	47.31	44.49	6.35%	98.88	92.95	6.39%	108.31	102.29	5.89%	12.29	11.08	10.96%
ONFC	Oneida Financial Corp. (MHC)	27.23	31.37	-13.21%	92.83	96.38	-3.68%	107.89	112.53	-4.12%	18.78	18.85	-0.38%
PBHC	Pathfinder Bancorp, Inc. (MHC)	32.73	31.36	4.38%	95.66	91.93	4.06%	106.57	102.92	3.54%	13.23	12.25	8.00%
ROME	Rome Bancorp, Inc. (MHC)	53.45	57.58	-7.17%	120.30	122.24	-1.59%	120.30	122.24	-1.59%	36.10	36.91	-2.19%
WCFB	Webster City Federal Bancorp (MHC)	36.54	40.85	-10.56%	100.03	103.64	-3.48%	100.26	103.87	-3.47%	36.48	38.76	-5.89%
WFD	Westfield Financial Inc. (MHC)	36.87	41.78	-11.75%	98.83	100.82	-1.97%	98.83	100.82	-1.97%	25.32	25.22	0.39%

	Comparable Average	44.13	46.32	-4.71%	101.54	100.74	0.79%	105.41	104.72	0.66%	22.85	22.52	1.47%

	Comparable Median	37.20	39.98	-6.97%	98.86	99.55	-0.70%	106.93	103.39	3.42%	22.28	21.84	2.04%

Source: SNL Securities and FinPro Calculations

The Comparable Group’s GAAP median price to LTM core earnings per share decreased by 1.70% and the GAAP median price to tangible book value decreased by 2.82%.

FIGURE 5 – GAAP COMPARABLE MULTIPLE CHANGES

		Price Multiple Changes
Ticker	Short Name	10/29/2004 Core LTM EPS (x)	9/7/2004 Core LTM EPS (x)	Percentage Change (x)	10/29/2004 Book Value (%)	9/7/2004 Book Value (%)	Percentage Change (%)	10/29/2004 Tangible Bk Value (%)	9/7/2004 Tangible Bk Value (%)	Percentage Change (%)	10/29/2004 Assets (%)	9/7/2004 Assets (%)	Percentage Change (%)
	Comparable Group
ALLB	Greater Delaware Valley Savings Bank (MHC)	44.00	43.00	2.33%	295.10	299.90	-1.60%	295.10	299.90	-1.60%	27.72	27.45	0.98%
BCSB	BCSB Bankcorp, Inc. (MHC)	141.80	134.80	5.19%	240.80	228.80	5.24%	257.80	245.00	5.22%	12.95	12.30	5.28%
GCBC	Greene County Bancorp Inc. (MHC)	23.10	22.40	3.13%	222.20	214.10	3.78%	222.20	214.10	3.78%	23.29	22.44	3.79%
GOV	Gouverneur Bancorp Inc. (MHC)	42.50	38.00	11.84%	190.10	169.60	12.09%	190.10	169.60	12.09%	34.61	30.90	12.01%
JXSB	Jacksonville Bancorp, Inc. (MHC)	55.40	49.80	11.24%	179.50	161.20	11.35%	213.30	191.60	11.33%	13.00	11.68	11.30%
ONFC	Oneida Financial Corp. (MHC)	30.90	34.50	-10.43%	170.80	183.30	-6.82%	229.80	252.10	-8.85%	20.68	20.77	-0.43%
PBHC	Pathfinder Bancorp, Inc. (MHC)	36.60	33.70	8.61%	203.30	186.80	8.83%	259.70	238.60	8.84%	14.28	13.12	8.84%
ROME	Rome Bancorp, Inc. (MHC)	61.60	67.40	-8.61%	328.40	341.70	-3.89%	328.40	341.70	-3.89%	44.56	45.78	-2.66%
WCFB	Webster City Federal Bancorp (MHC)	41.70	45.00	-7.33%	208.80	225.40	-7.36%	209.90	226.50	-7.33%	45.00	48.56	-7.33%
WFD	Westfield Financial Inc. (MHC)	44.20	46.30	-4.54%	197.60	184.40	7.16%	197.60	184.40	7.16%	29.03	27.24	6.57%

	Comparable Average	52.18	51.49	1.34%	223.66	219.52	1.89%	240.39	236.35	1.71%	26.51	26.02	1.88%

	Comparable Median	43.25	44.00	-1.70%	206.05	200.45	2.79%	226.00	232.55	-2.82%	25.51	24.84	2.68%

Source: SNL Securities and FinPro Calculations

BV Financial, Inc. Appraisal Update	Page 7

VALUATION DETERMINATION

As in our initial appraisal, FinPro analyzed the pro forma price to core earnings, pro forma price to tangible book and pro forma price to book ratios in combination with one another in determining an appropriate pro forma estimated market value for the Bank.

Based on the factors discussed in this appraisal, it is FinPro’s opinion that the estimated valuation range should be increased. The increase in the estimated valuation range at the midpoint equates to a 14.00% increase in the number of shares issued.

As of November 3, 2004, FinPro believes that the valuation range of $20,000,000 at the midpoint, $17,000,000 at the minimum and $23,000,000 at the maximum ($26,450,000 at the adjusted maximum) is appropriate.

FIGURE 6 - VALUE RANGE OFFERING DATA

	Appraised Value
	Minimum	Midpoint	Maximum	SuperMaximum *
Conclusion
Total Shares	1,700,000	2,000,000	2,300,000	2,645,000
Price per Share	$10	$10	$10	$10
Full Conversion Value	$17,000,000	$20,000,000	$23,000,000	$26,450,000
Exchange Shares	0	0	0	0
Exchange Percent	0.00%	0.00%	0.00%	0.00%
Conversion Shares	1,700,000	2,000,000	2,300,000	2,645,000
Conversion Percent	100.00%	100.00%	100.00%	100.00%
Gross Proceeds	$17,000,000	$20,000,000	$23,000,000	$26,450,000
Exchange Value	$—	$—	$—	$—
Exchange Ratio	0.0000	0.0000	0.0000	0.0000

Source: FinPro Computations

BV Financial, Inc. Appraisal Update	Page 8

FIGURE 7 - UPDATED AS IF FULLY CONVERTED PRICING MULTIPLES

		Bank	Comparables		State		National
			Mean	Median	Mean	Median	Mean	Median
	Min	23.26
Price-Core Earnings Ratio P/E	Mid	26.32	47.07	38.95	110.20	110.20	44.13	37.20
	Max	29.41
	Smax	32.26

	Min	76.80%
Price-to-Book Ratio P/B	Mid	80.91%	101.54%	98.86%	104.22%	104.22%	103.21%	99.46%
	Max	84.25%
	Smax	87.41%

	Min	76.86%
Price-to-Tangible Book Ratio P/TB	Mid	80.97%	105.41%	106.93%	107.29%	107.29%	106.58%	106.75%
	Max	84.32%
	Smax	87.49%

	Min	15.20%
Price-to-Assets Ratio P/A	Mid	17.47%	22.85%	22.28%	12.10%	12.10%	26.60%	26.95%
	Max	19.65%
	Smax	22.04%

Source: FinPro Computations

As Figure 8 demonstrates, the Bank is priced at a discount of 32.42% on a core earnings basis. On a tangible book basis, the Bank is priced at a discount of 24.28% relative to the Comparable Group on a price to tangible book basis.

FIGURE 8 – COMPARABLE AS IF FULLY CONVERTED PRICING MULTIPLES TO THE BANK’S PRO FORMA MIDPOINT

	Price Relative to Fully Converted
	Earnings	Core Earnings	Book	Tangible Book	Assets
The Bank (at midpoint) Full Conversion	26.32	26.32	80.91%	80.97%	17.47%
Comparable Group Median	36.50	38.95	98.86%	106.93%	22.28%
(Discount) Premium	-27.89%	-32.42%	-18.16%	-24.28%	-21.60%

Source: FinPro Computations

As Figure 9 shows, at the super maximum of the range the Bank is priced at a discount of 17.17% on a core earnings basis. On a price to tangible book basis, the Bank is priced at an 18.18% discount to the Comparable Group.

FIGURE 9 - COMPARABLE AS IF FULLY CONVERTED PRICING MULTIPLES TO THE BANK’S PRO FORMA SUPER MAXIMUM

	Price Relative to Fully Converted
	Earnings	Core Earnings	Book	Tangible Book	Assets
The Bank (at the supermax) Full Conversion	32.26	32.26	87.41%	87.49%	22.04%
Comparable Group Median	36.50	38.95	98.86%	106.93%	22.28%
(Discount) Premium	-11.62%	-17.17%	-11.58%	-18.18%	-1.08%

Source: FinPro Calculations

BV Financial, Inc. Appraisal Update	Page 9

The Bank pricing at the midpoint for a MHC Conversion assuming an issuance of 45.00%, is estimated to be $9,000,000. Based upon a range below and above the midpoint value, the relative values are $7,650,000 at the minimum and $10,350,000 at the maximum, respectively. At the super maximum of the range, the offering value would be $11,902,500.

FIGURE 10 - VALUE RANGE MHC OFFERING DATA

Conclusion	Total Shares	Price per Share	Total Value
Appraised Value - $17,000,000 at 45%	765,000	$10	$7,650,000
Appraised Value - $20,000,000 at 45%	900,000	$10	$9,000,000
Appraised Value - $23,000,000 at 45%	1,035,000	$10	$10,350,000
Appraised Value - $26,450,000 at 45%	1,190,250	$10	$11,902,500

Source: FinPro Inc. Pro forma Model

FIGURE 11 - COMPARABLE GAAP PRICING MULTIPLES TO THE BANK’S PRO FORMA MIDPOINT

	Price Relative to GAAP
	Earnings	Core Earnings	Book	Tangible Book	Assets
The Bank (at midpoint) MHC	32.26	32.26	132.45%	132.63%	19.08%
Comparable MHC Trading Median	40.30	43.25	206.05%	226.00%	25.51%
(Discount) Premium	-19.95%	-25.41%	-35.72%	-41.31%	-25.19%

Source: SNL data, FinPro Calculations

As Figure 11 demonstrates, at the midpoint of the estimated valuation range the Bank is priced at a discount of 25.41% on a GAAP core earnings basis. On a price to GAAP tangible book basis, the Bank is priced at a 41.31% discount to the Comparable Group.

FIGURE 12 - COMPARABLE GAAP PRICING MULTIPLES TO THE BANK’S PRO FORMA SUPER MAXIMUM

	Price Relative to GAAP
	Earnings	Core Earnings	Book	Tangible Book	Assets
The Bank (at the supermax) MHC	41.67	41.67	150.83%	151.06%	24.65%
Comparable MHC Trading Median	40.30	43.25	206.05%	226.00%	25.51%
(Discount) Premium	3.40%	-3.65%	-26.80%	-33.16%	-3.35%

Source: SNL data, FinPro Calculations

As Figure 12 demonstrates, at the super maximum of the estimated valuation range the Bank is priced at a discount of 3.65% on a GAAP core earnings basis. On a price to GAAP tangible book basis, the Bank is priced at a 33.16% discount to the Comparable Group.

BV Financial, Inc. Appraisal Update	Page 10

VALUATION CONCLUSION

It is, therefore, our opinion that as of November 3, 2004, the estimated pro forma market value of the Bank in a full offering was $20,000,000 at the midpoint of a range with a minimum of $17,000,000 to a maximum of $23,000,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or super maximum value in a full offering is $26,450,000. The stock will be issued at $10.00 per share.

Respectfully Submitted,

FinPro, Inc.

BV Financial, Inc. Appraisal Update	Page 11

List of Exhibits

Exhibit

1.	Change in Pricing Multiples

2.	Industry Multiples

3.	Pro Forma Analysis Sheet (Full Conversion Appraisal – No Foundation)

4.	Pro Forma Analysis Sheet (MHC Appraisal – No Foundation)

BV Financial, Inc. Appraisal Update	Page 12

Exhibit 1

Change in Pricing Multiples

Pricing Data as of September 7, 2004 and October 29, 2004

		Price Multiple Changes
Ticker	Short Name	10/29/2004 Core LTM EPS (x)	9/7/2004 Core LTM EPS (x)	Percentage Change (x)	10/29/2004 Book Value (%)	9/7/2004 Book Value (%)	Percentage Change (%)	10/29/2004 Tangible Bk Value (%)	9/7/2004 Tangible Bk Value (%)	Percentage Change (%)	10/29/2004 Assets (%)	9/7/2004 Assets (%)	Percentage Change (%)

	Comparable Group
ALLB	Greater Delaware Valley Savings Bank (MHC)	37.52	39.11	-4.06%	97.75	98.29	-0.55%	97.75	98.29	-0.55%	23.30	23.12	0.78%
BCSB	BCSB Bankcorp, Inc. (MHC)	110.20	119.89	-8.08%	104.22	101.92	2.25%	107.29	105.02	2.16%	12.10	11.53	4.86%
GCBC	Greene County Bancorp Inc. (MHC)	21.17	21.00	0.79%	108.44	106.48	1.85%	108.44	106.48	1.85%	21.27	20.56	3.46%
GOV	Gouverneur Bancorp Inc. (MHC)	38.31	35.73	7.21%	98.41	92.74	6.12%	98.41	92.74	6.12%	29.64	26.91	10.12%
JXSB	Jacksonville Bancorp, Inc. (MHC)	47.31	44.49	6.35%	98.88	92.95	6.39%	108.31	102.29	5.89%	12.29	11.08	10.96%
ONFC	Oneida Financial Corp. (MHC)	27.23	31.37	-13.21%	92.83	96.38	-3.68%	107.89	112.53	-4.12%	18.78	18.85	-0.38%
PBHC	Pathfinder Bancorp, Inc. (MHC)	32.73	31.36	4.38%	95.66	91.93	4.06%	106.57	102.92	3.54%	13.23	12.25	8.00%
ROME	Rome Bancorp, Inc. (MHC)	53.45	57.58	-7.17%	120.30	122.24	-1.59%	120.30	122.24	-1.59%	36.10	36.91	-2.19%
WCFB	Webster City Federal Bancorp (MHC)	36.54	40.85	-10.56%	100.03	103.64	-3.48%	100.26	103.87	-3.47%	36.48	38.76	-5.89%
WFD	Westfield Financial Inc. (MHC)	36.87	41.78	-11.75%	98.83	100.82	-1.97%	98.83	100.82	-1.97%	25.32	25.22	0.39%

	Comparable Average	44.13	46.32	-4.71%	101.54	100.74	0.79%	105.41	104.72	0.66%	22.85	22.52	1.47%
	Comparable Median	37.20	39.98	-6.97%	98.86	99.55	-0.70%	106.93	103.39	3.42%	22.28	21.84	2.04%

		Price Multiple Changes
Ticker	Short Name	10/29/2004 Core LTM EPS (x)	9/7/2004 Core LTM EPS (x)	Percentage Change (x)	10/29/2004 Book Value (%)	9/7/2004 Book Value (%)	Percentage Change (%)	10/29/2004 Tangible Bk Value (%)	9/7/2004 Tangible Bk Value (%)	Percentage Change (%)	10/29/2004 Assets (%)	9/7/2004 Assets (%)	Percentage Change (%)

	Comparable Group
ALLB	Greater Delaware Valley Savings Bank (MHC)	44.00	43.00	2.33%	295.10	299.90	-1.60%	295.10	299.90	-1.60%	27.72	27.45	0.98%
BCSB	BCSB Bankcorp, Inc. (MHC)	141.80	134.80	5.19%	240.80	228.80	5.24%	257.80	245.00	5.22%	12.95	12.30	5.28%
GCBC	Greene County Bancorp Inc. (MHC)	23.10	22.40	3.13%	222.20	214.10	3.78%	222.20	214.10	3.78%	23.29	22.44	3.79%
GOV	Gouverneur Bancorp Inc. (MHC)	42.50	38.00	11.84%	190.10	169.60	12.09%	190.10	169.60	12.09%	34.61	30.90	12.01%
JXSB	Jacksonville Bancorp, Inc. (MHC)	55.40	49.80	11.24%	179.50	161.20	11.35%	213.30	191.60	11.33%	13.00	11.68	11.30%
ONFC	Oneida Financial Corp. (MHC)	30.90	34.50	-10.43%	170.80	183.30	-6.82%	229.80	252.10	-8.85%	20.68	20.77	-0.43%
PBHC	Pathfinder Bancorp, Inc. (MHC)	36.60	33.70	8.61%	203.30	186.80	8.83%	259.70	238.60	8.84%	14.28	13.12	8.84%
ROME	Rome Bancorp, Inc. (MHC)	61.60	67.40	-8.61%	328.40	341.70	-3.89%	328.40	341.70	-3.89%	44.56	45.78	-2.66%
WCFB	Webster City Federal Bancorp (MHC)	41.70	45.00	-7.33%	208.80	225.40	-7.36%	209.90	226.50	-7.33%	45.00	48.56	-7.33%
WFD	Westfield Financial Inc. (MHC)	44.20	46.30	-4.54%	197.60	184.40	7.16%	197.60	184.40	7.16%	29.03	27.24	6.57%

	Comparable Average	52.18	51.49	1.34%	223.66	219.52	1.89%	240.39	236.35	1.71%	26.51	26.02	1.88%
	Comparable Median	43.25	44.00	-1.70%	206.05	200.45	2.79%	226.00	232.55	-2.82%	25.51	24.84	2.68%

Exhibit 2

Industry Fully Converted Multiples

Pricing Data as of October 29, 2004

		Current Stock Price ($)	Current Market Value ($M)	Current Price in Relation to
Ticker	Short Name			Earnings (x)	Core EPS (x)	LTM EPS (x)	LTM Core EPS (x)	Book Value (%)	Tangible Book Value (%)	Assets (%)	Current Dividend Yield (%)	LTM Dividend Payout Ratio (%)
AABC	Access Anytime Bancorp, Inc.	14.22	19.10	18.70	11.50	19.00	16.90	108.80	186.60	6.11	0.00	0.00
ABCW	Anchor BanCorp Wisconsin Inc.	25.94	598.20	14.10	14.90	13.70	14.50	193.90	208.00	15.54	1.93	24.74
AF	Astoria Financial Corporation	39.09	2,930.20	12.20	12.50	13.40	13.30	198.50	229.10	12.08	2.56	34.25
AFBC	Advance Financial Bancorp	25.78	36.10	17.00	18.40	15.10	16.20	165.90	232.60	11.23	1.55	23.39
ALFC	Atlantic Liberty Financial Corp	18.74	29.80	9.80	32.90	16.30	23.10	109.30	109.30	16.11	1.49	21.74
AMFC	AMB Financial Corp.	14.02	13.80	15.20	15.20	14.80	16.00	104.50	104.50	8.91	1.71	30.53
ASBI	Ameriana Bancorp	15.28	48.10	27.30	27.30	19.60	NM	122.90	125.20	11.23	4.19	82.05
ASBP	ASB Financial Corp.	22.00	37.10	19.00	17.30	18.60	19.30	209.70	209.70	21.96	2.73	49.15
BBX	BankAtlantic Bancorp, Inc.	17.49	961.90	19.00	19.00	NA	NA	228.00	281.60	18.45	0.80	NA
BFCF	BFC Financial Corporation	10.33	220.30	18.40	NA	21.10	NA	188.80	NM	3.69	0.00	0.00
BFD	BostonFed Bancorp, Inc.	43.28	196.50	NM	117.30	45.10	49.40	210.20	256.20	11.57	1.48	66.67
BHL	Berkshire Hills Bancorp, Inc.	37.78	221.90	17.80	19.10	19.80	23.00	172.80	180.90	16.94	1.27	25.13
BKMU	Bank Mutual Corporation	12.28	962.90	34.10	NA	36.10	NA	132.90	144.30	30.34	1.63	48.53
BKUNA	BankUnited Financial Corporation	29.75	878.30	16.90	NA	18.80	NA	183.80	195.10	10.27	0.00	0.00
BRBI	Blue River Bancshares, Inc.	5.25	17.90	NM	NM	43.80	67.80	111.50	143.30	8.75	0.00	0.00
BRKL	Brookline Bancorp, Inc.	15.49	911.20	48.40	54.80	53.40	60.00	156.60	156.60	55.76	2.19	255.17
BYFC	Broadway Financial Corporation	12.00	18.20	13.00	NA	12.50	NA	138.30	138.30	6.86	1.67	13.02
CAFI	Camco Financial Corporation	15.16	115.80	20.00	20.00	24.10	25.10	119.40	128.70	10.21	3.83	92.06
CASH	First Midwest Financial, Inc.	24.20	60.30	30.30	NA	15.40	NA	127.50	137.40	7.72	2.15	33.12
CCBI	Commercial Capital Bancorp Inc.	22.43	1,219.30	17.50	17.20	22.20	22.90	200.30	497.10	24.54	0.89	8.91
CEBK	Central Bancorp, Inc.	32.00	50.80	27.60	34.10	23.90	25.60	125.00	131.90	10.48	1.50	35.82
CFB	Commercial Federal Corporation	27.81	1,094.40	13.90	43.80	14.60	14.80	142.50	185.00	9.59	1.94	27.37
CFCP	Coastal Financial Corporation	14.82	235.50	16.10	15.10	16.70	15.90	275.90	275.90	17.98	1.35	20.96
CFFC	Community Financial Corporation	19.75	41.10	12.00	12.00	12.60	12.60	140.80	140.90	11.56	2.23	26.11
CFSB	Citizens First Financial Corp.	26.20	39.30	14.20	14.20	26.70	27.00	116.70	116.70	11.75	1.53	40.82
CFSL	Chesterfield Financial Corp.	31.35	121.50	NM	71.30	57.00	57.00	162.50	163.60	33.55	1.02	43.64
CIBI	Community Investors Bancorp, Inc.	13.95	15.10	15.90	16.90	17.90	18.20	113.90	113.90	12.37	2.58	44.87
CITZ	CFS Bancorp, Inc.	13.85	170.50	NM	NM	NM	NM	111.90	113.00	11.92	3.18	NM
CKFB	CKF Bancorp, Inc.	16.60	24.30	11.90	11.90	13.20	13.20	144.90	155.50	15.19	3.61	42.86
CNY	Carver Bancorp, Inc.	19.52	44.80	25.70	12.90	13.00	12.10	103.60	103.60	7.75	1.43	16.00
CSBC	Citizens South Banking Corporation	12.70	94.60	28.90	28.60	27.60	34.60	130.30	NA	18.68	2.05	55.43
CTZN	Citizens First Bancorp, Inc.	23.63	200.90	23.60	25.80	19.10	19.90	123.40	134.90	15.14	1.52	29.03
DCOM	Dime Community Bancshares, Inc.	16.06	599.80	13.00	12.90	12.90	13.30	213.90	267.10	17.57	3.49	44.26
DSL	Downey Financial Corp.	55.26	1,539.20	15.70	15.70	18.20	15.90	159.40	159.90	9.84	0.72	13.16
EFC	EFC Bancorp, Inc.	25.90	120.80	19.00	20.80	16.50	17.60	151.20	151.20	12.68	2.39	38.54
ESBF	ESB Financial Corporation	14.49	155.20	14.50	14.50	15.80	16.90	158.70	171.80	11.17	2.76	43.48
ESBK	Elmira Savings Bank, FSB	30.00	29.60	12.50	13.40	13.30	14.30	149.30	152.60	10.33	2.53	31.47
FBC	Flagstar Bancorp, Inc.	20.89	1,278.90	8.40	8.40	8.70	8.70	175.30	175.30	10.03	4.79	37.34
FBEI	First Bancorp of Indiana, Inc.	20.09	32.30	20.10	20.10	69.30	69.30	109.30	117.20	11.94	2.89	198.28
FBNW	FirstBank NW Corp.	29.05	86.10	13.50	13.50	13.90	13.90	122.60	NA	11.70	2.34	32.54
FBSI	First Bancshares, Inc.	19.98	32.50	16.10	16.10	14.10	14.80	119.10	121.30	12.27	0.80	11.27
FBTC	First BancTrust Corporation	12.05	30.10	23.20	23.20	18.50	20.00	117.00	117.00	13.61	1.99	33.85
FBTX	Franklin Bank Corp.	16.50	350.20	13.80	13.90	22.90	23.10	133.80	NA	10.58	0.00	0.00
FCAP	First Capital, Inc.	21.00	58.80	17.50	NA	16.90	NA	130.80	150.70	13.86	2.86	48.39
FCFL	First Community Bank Corporation of America	22.56	47.70	22.60	25.60	26.20	28.60	211.80	215.90	22.19	0.00	0.00
FDEF	First Defiance Financial Corp.	27.69	174.10	26.60	16.40	17.50	16.90	138.90	163.60	15.80	2.89	50.63
FDT	Federal Trust Corporation	9.80	77.70	18.90	19.50	20.00	21.10	233.90	233.90	12.41	0.82	12.24
FED	FirstFed Financial Corp.	51.40	844.70	12.10	12.10	13.70	13.70	184.40	186.70	13.12	0.00	0.00
FFBH	First Federal Bancshares of Arkansas, Inc.	21.75	113.10	13.90	13.90	15.80	15.80	149.20	149.20	15.37	2.02	28.99
FFBI	First Federal Bancshares, Inc.	23.15	30.30	38.60	39.10	19.00	29.10	128.80	139.20	9.01	1.90	36.07
FFBZ	First Federal Bancorp, Inc.	13.26	43.60	27.60	27.60	24.60	24.60	195.00	195.00	17.30	1.81	44.44

Exhibit 2

Industry Fully Converted Multiples

Pricing Data as of October 29, 2004

Ticker	Short Name	Current Stock Price ($)	Current Market Value ($M)	Current Price in Relation to
				Earnings (x)	Core EPS (x)	LTM EPS (x)	LTM Core EPS (x)	Book Value (%)	Tangible Book Value (%)	Assets (%)	Current Dividend Yield (%)	LTM Dividend Payout Ratio (%)
FFCH	First Financial Holdings, Inc.	30.37	373.60	15.50	19.70	15.80	17.70	226.10	261.70	15.29	3.03	46.35
FFDF	FFD Financial Corporation	14.00	16.60	26.90	26.90	24.10	24.10	99.40	99.40	12.24	3.14	73.28
FFED	Fidelity Federal Bancorp	1.60	17.60	40.00	40.00	53.30	63.40	108.80	108.80	8.72	0.00	0.00
FFFD	North Central Bancshares, Inc.	37.50	58.00	10.80	10.80	11.40	11.40	139.80	158.90	12.80	2.67	29.18
FFFL	Fidelity Bankshares, Inc.	38.88	588.30	23.70	23.90	27.80	27.20	290.80	NA	17.07	1.03	28.57
FFHH	FSF Financial Corp.	34.83	83.10	21.20	21.20	19.70	20.60	158.20	174.40	15.99	4.02	59.32
FFHS	First Franklin Corporation	20.55	33.80	NM	57.70	41.90	37.30	143.50	143.50	12.40	1.56	65.31
FFIC	Flushing Financial Corporation	19.27	369.70	13.80	13.80	14.80	14.80	236.20	242.20	18.13	1.87	25.64
FFLC	FFLC Bancorp, Inc.	30.37	164.20	15.50	15.50	17.60	17.60	198.80	198.80	15.79	1.71	30.06
FFSX	First Federal Bankshares, Inc.	23.10	85.90	18.60	18.60	15.40	15.30	120.90	163.90	14.04	1.73	24.67
FFWC	FFW Corporation	23.27	29.90	12.40	13.90	12.40	13.00	125.90	131.20	12.16	2.92	34.76
FIFG	1st Independence Financial Group, Inc.	19.06	36.50	NM	NM	NM	203.70	113.70	116.90	12.92	1.68	950.00
FKFS	First Keystone Financial, Inc.	23.20	44.70	18.10	18.20	17.90	32.80	158.60	158.60	7.91	1.90	33.85
FKKY	Frankfort First Bancorp, Inc.	24.21	30.70	37.80	37.80	35.10	35.10	176.20	176.20	22.37	4.63	162.32
FMCO	FMS Financial Corporation	16.86	109.60	11.10	12.50	12.50	13.00	159.50	166.20	8.90	0.71	8.89
FMSB	First Mutual Bancshares, Inc.	24.75	130.80	13.50	13.50	15.00	15.10	225.60	225.60	13.31	1.45	17.79
FNFG	First Niagara Financial Group, Inc.	13.94	1,164.70	20.50	20.50	22.10	21.50	117.80	187.40	21.81	2.30	47.62
FNFI	First Niles Financial, Inc.	19.00	26.30	21.60	25.30	23.50	27.80	163.20	163.20	26.85	3.16	74.07
FPFC	First Place Financial Corp.	19.75	296.00	15.00	15.60	18.30	17.30	131.10	194.10	12.98	2.84	51.85
FPTB	First PacTrust Bancorp, Inc.	27.90	131.00	21.10	21.40	27.10	27.20	150.20	150.20	17.67	1.58	36.89
FSBI	Fidelity Bancorp, Inc.	23.50	62.70	14.70	15.30	14.90	16.60	157.30	169.50	9.86	2.04	29.00
GAFC	Greater Atlantic Financial Corp.	6.59	19.90	8.20	9.30	NM	NM	103.30	110.70	3.94	0.00	0.00
GCFC	Central Federal Corporation	11.45	23.60	NM	NM	NM	NM	128.40	NA	15.91	3.14	NM
GDW	Golden West Financial Corporation	116.92	17,894.80	14.00	14.00	14.70	14.90	259.70	259.70	17.85	0.41	5.29
GSLA	GS Financial Corp.	18.50	23.90	22.00	18.40	35.60	28.90	73.50	73.50	10.27	2.16	76.92
GTPS	Great American Bancorp, Inc.	26.00	19.10	12.50	12.50	17.00	17.00	110.20	113.40	12.21	1.69	28.76
GUPB	GFSB Bancorp, Inc.	19.75	22.70	29.00	29.20	17.30	17.30	124.90	124.90	9.76	2.53	43.86
HARB	Harbor Florida Bancshares, Inc.	32.04	762.20	16.70	16.70	18.10	18.80	265.90	269.60	29.01	2.00	36.16
HARL	Harleysville Savings Financial Corporation	28.56	65.70	13.00	13.10	13.70	14.20	148.20	148.20	9.14	3.08	39.42
HCFC	Home City Financial Corporation	15.72	13.00	20.70	20.70	19.40	19.50	103.90	NA	8.18	2.80	54.32
HFBC	HopFed Bancorp, Inc.	17.05	62.10	14.70	15.90	15.60	16.70	126.60	142.70	10.83	2.82	44.04
HFFC	HF Financial Corp.	17.00	60.30	10.40	10.40	11.60	11.60	113.20	124.80	7.03	2.59	29.42
HIFS	Hingham Institution for Savings	41.50	86.40	14.60	14.60	15.10	15.20	197.30	197.30	16.32	1.83	33.45
HLFC	Home Loan Financial Corporation	19.58	33.10	19.60	NA	18.70	NA	146.10	146.10	20.62	3.98	83.10
HMNF	HMN Financial, Inc.	29.75	132.00	11.60	11.60	12.90	12.90	159.40	167.90	13.82	2.96	36.36
HRBT	Hudson River Bancorp, Inc.	19.61	599.10	18.90	NA	17.50	NA	203.20	266.30	23.60	1.84	30.36
HRZB	Horizon Financial Corp.	19.60	199.30	15.30	15.80	16.20	17.20	186.00	186.90	22.43	2.65	42.15
HWEN	Home Financial Bancorp	6.25	8.50	19.50	19.30	23.20	17.50	119.10	119.10	13.38	1.92	44.44
HWFG	Harrington West Financial Group, Inc.	17.10	90.30	12.20	12.50	12.00	12.20	179.40	199.00	8.34	2.34	61.77
ICBC	Independence Community Bank Corp.	37.63	3,181.40	12.40	NA	12.90	NA	141.80	312.70	18.04	2.55	23.71
IFSB	Independence Federal Savings Bank	12.60	19.60	NM	NM	NM	NM	112.70	112.70	10.04	0.00	0.00
JFBI	Jefferson Bancshares, Inc.	12.98	108.10	27.00	25.00	26.50	25.20	116.50	116.50	35.62	1.54	44.90
KNBT	KNBT Bancorp, Inc.	17.20	497.00	28.70	30.20	NA	NA	128.80	145.60	21.68	1.16	NA
LARL	Laurel Capital Group, Inc.	25.51	49.20	25.50	25.50	29.30	29.70	178.90	NA	16.05	3.14	91.95
LNCB	Lincoln Bancorp	19.25	102.80	19.30	19.30	21.90	21.40	101.50	NA	12.40	2.70	59.09
LSBI	LSB Financial Corp.	26.42	37.90	13.20	13.20	13.80	13.80	126.50	126.50	10.64	2.27	29.64
LSBX	LSB Corporation	19.64	84.80	30.70	30.70	14.10	26.70	147.60	147.60	16.93	2.65	37.41
LYDN	Lydian Trust Company	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
MAFB	MAF Bancorp, Inc.	42.87	1,399.70	13.60	13.60	13.70	14.30	149.70	211.90	15.01	1.96	20.13
MASB	MASSBANK Corp.	37.50	165.00	23.40	24.40	23.20	26.90	149.20	150.70	16.88	2.67	61.73
MCBF	Monarch Community Bancorp, Inc.	14.05	38.10	NM	87.80	66.90	66.90	90.60	121.20	13.04	1.42	95.24

Exhibit 2

Industry Fully Converted Multiples

Pricing Data as of October 29, 2004

Ticker	Short Name	Current Stock Price ($)	Current Market Value ($M)	Current Price in Relation to
				Earnings (x)	Core EPS (x)	LTM EPS (x)	LTM Core EPS (x)	Book Value (%)	Tangible Book Value (%)	Assets (%)	Current Dividend Yield (%)	LTM Dividend Payout Ratio (%)
MFBC	MFB Corp.	28.00	37.20	15.90	14.20	14.10	13.80	104.20	104.20	8.70	1.71	24.24
MFLR	Mayflower Co-operative Bank	18.19	37.30	20.70	22.90	20.40	23.90	211.00	212.10	16.94	2.20	44.94
MFSF	MutualFirst Financial, Inc.	24.15	115.50	16.30	16.30	16.50	16.50	128.70	130.00	13.91	1.99	31.51
MTXC	Matrix Bancorp, Inc.	12.03	78.40	5.20	36.60	19.10	23.10	105.70	105.70	4.52	0.00	0.00
MYST	Mystic Financial, Inc.	40.14	62.90	NM	82.90	37.90	43.40	214.20	214.20	13.53	1.15	41.98
NABC	NewAlliance Bancshares, Inc.	13.88	1,584.50	43.40	30.20	NA	NA	111.90	169.10	25.21	1.15	NA
NASB	NASB Financial, Inc.	40.00	338.40	14.10	14.10	13.50	13.80	253.30	259.50	25.13	2.00	54.05
NBN	Northeast Bancorp	19.40	49.00	18.70	25.30	14.40	15.70	134.40	137.20	9.10	1.86	26.67
NDE	IndyMac Bancorp Inc.	32.26	1,999.00	10.30	10.60	12.40	12.50	164.30	175.80	12.38	4.22	54.02
NEIB	Northeast Indiana Bancorp, Inc.	22.62	32.20	19.50	19.50	19.80	20.00	124.20	124.20	14.10	2.65	62.28
NEPF	Northeast Pennsylvania Financial Corp.	16.69	66.40	17.40	18.30	13.30	18.10	113.50	138.10	7.94	1.44	28.57
NHTB	New Hampshire Thrift Bancshares, Inc.	28.76	59.90	12.00	12.10	10.10	10.50	145.60	206.90	9.87	3.13	31.47
NMIL	NewMil Bancorp, Inc.	29.15	122.40	14.60	14.60	15.30	15.40	222.40	261.80	16.76	2.33	34.74
NTBK	NetBank, Inc.	9.28	433.80	25.80	40.50	13.70	15.40	99.20	121.00	9.66	0.86	11.76
NYB	New York Community Bancorp, Inc.	18.36	4,867.10	12.10	12.10	12.20	10.20	151.90	432.70	20.22	5.45	64.00
OCFC	OceanFirst Financial Corp.	23.84	313.00	17.00	17.50	17.50	17.90	228.80	231.20	16.56	3.36	58.82
PBCI	Pamrapo Bancorp, Inc.	22.50	111.90	13.40	13.40	13.60	13.60	206.60	206.60	17.33	3.73	50.30
PBCP	Provident Bancorp, Inc.	12.09	555.90	27.50	30.10	41.70	34.90	137.00	172.10	26.23	1.32	53.45
PBNC	PFS Bancorp, Inc.	15.63	23.00	24.40	26.10	25.20	25.60	84.90	84.90	18.46	1.92	842.74
PCBI	Peoples Community Bancorp, Inc.	23.15	90.30	27.60	27.60	19.50	21.10	120.80	130.10	10.59	2.59	25.21
PEDE	Great Pee Dee Bancorp, Inc.	15.25	27.70	21.20	NA	21.20	NA	103.50	107.50	16.99	4.20	86.81
PFB	PFF Bancorp, Inc.	39.45	658.90	12.60	15.10	14.50	16.00	199.40	200.20	16.54	2.03	27.94
PFDC	Peoples Bancorp	21.80	73.50	16.50	16.50	15.40	15.40	115.80	121.30	14.89	3.30	48.59
PFED	Park Bancorp, Inc.	30.30	34.50	13.80	NA	14.00	NA	106.10	106.10	12.02	2.38	30.41
PFS	Provident Financial Services, Inc.	18.00	1,361.10	23.70	NA	26.10	NA	120.00	NA	20.82	1.33	42.03
PFSB	PennFed Financial Services, Inc.	32.45	223.60	15.00	15.00	18.50	18.30	181.90	183.30	11.39	0.62	20.00
PFSL	Pocahontas Bancorp, Inc.	16.09	73.50	20.10	26.50	13.10	18.40	148.00	214.40	10.32	1.99	26.02
PHSB	PHSB Financial Corp.	26.71	77.60	29.00	57.10	25.00	50.80	167.40	167.40	22.97	3.00	74.77
PPBI	Pacific Premier Bancorp, Inc.	11.75	61.80	17.30	18.40	12.40	14.90	170.50	170.50	14.94	0.00	0.00
PROV	Provident Financial Holdings, Inc.	28.55	199.70	11.90	12.60	13.00	13.20	178.10	178.30	13.80	1.96	20.00
PRTR	Partners Trust Financial Group, Inc.	10.18	499.30	50.90	23.60	26.10	21.80	93.10	NA	13.64	2.36	60.08
PSFC	Peoples-Sidney Financial Corporation	15.00	21.50	22.10	20.80	21.40	21.10	123.30	123.30	15.83	3.73	94.29
PULB	Pulaski Financial Corp.	19.00	103.50	17.60	17.60	18.80	20.50	254.40	257.70	16.23	1.89	29.70
PVFC	PVF Capital Corp.	13.59	95.70	18.90	17.00	18.60	14.20	151.10	151.10	12.67	2.18	37.79
PVSA	Parkvale Financial Corporation	26.77	149.40	14.20	14.30	14.80	15.40	140.70	157.00	9.32	2.99	43.09
RIVR	River Valley Bancorp	21.35	34.30	13.70	NA	14.70	NA	153.60	153.80	12.52	3.37	48.28
RPFG	Rainier Pacific Financial Group, Inc.	17.60	137.00	55.00	34.10	NA	NA	125.50	125.80	17.63	1.25	NA
RVSB	Riverview Bancorp, Inc.	21.41	102.80	13.70	13.70	14.40	15.50	151.80	177.70	19.56	2.90	39.60
SFFS	Sound Federal Bancorp, Inc.	14.34	180.40	29.90	29.90	28.70	28.70	139.40	156.20	18.69	1.67	48.00
SMBC	Southern Missouri Bancorp, Inc.	16.64	37.10	11.90	13.20	13.00	13.30	139.10	155.40	11.55	2.16	28.12
SOV	Sovereign Bancorp, Inc.	21.65	7,473.30	22.60	21.30	15.80	15.80	155.20	310.40	13.40	0.55	8.39
SSFC	South Street Financial Corp.	9.56	29.30	39.80	39.80	31.90	31.90	115.40	115.40	13.86	4.18	133.33
STBI	Sturgis Bancorp, Inc.	14.95	40.70	26.70	26.70	20.50	20.20	144.50	177.30	12.99	2.41	61.64
STSA	Sterling Financial Corporation	37.57	856.30	14.20	15.00	16.30	16.40	191.50	271.20	NA	0.00	0.00
SVBI	Severn Bancorp, Inc.	33.79	140.50	10.70	10.80	11.50	11.70	258.40	260.00	22.64	1.30	13.56
SYNF	Synergy Financial Group, Inc.	10.52	131.00	29.20	29.90	29.20	29.40	123.90	124.70	15.64	1.52	22.22
SZB	SouthFirst Bancshares, Inc.	15.70	11.10	NM	95.70	NM	NM	109.30	115.50	8.02	3.82	NM
THRD	TF Financial Corporation	29.27	81.40	12.00	12.00	12.70	12.70	136.00	147.50	12.56	2.32	28.70
TONE	TierOne Corporation	22.28	407.40	16.40	16.40	17.40	18.30	151.00	NA	14.27	0.90	11.72
TRST	TrustCo Bank Corp NY	13.39	995.00	16.70	21.00	18.10	21.60	462.90	464.10	34.87	4.48	81.08
TSBK	Timberland Bancorp, Inc.	24.85	86.40	15.90	15.90	17.10	16.30	134.80	134.80	22.10	2.41	49.66

Exhibit 2

Industry Fully Converted Multiples

Pricing Data as of October 29, 2004

Ticker	Short Name	Current Stock Price ($)	Current Market Value ($M)	Current Price in Relation to
				Earnings (x)	Core EPS (x)	LTM EPS (x)	LTM Core EPS (x)	Book Value (%)	Tangible Book Value (%)	Assets (%)	Current Dividend Yield (%)	LTM Dividend Payout Ratio (%)
TSH	Teche Holding Co.	40.00	90.70	17.20	18.10	16.10	16.60	150.70	161.40	13.91	2.10	31.45
UCBC	Union Community Bancorp	18.00	34.80	18.80	18.80	19.60	19.60	104.80	114.20	13.52	3.33	65.22
UCFC	United Community Financial Corp.	11.17	348.20	27.90	27.90	18.00	19.00	140.50	164.90	15.62	2.69	48.39
UPFC	United PanAm Financial Corp.	19.26	311.30	13.80	13.90	18.00	18.50	282.40	282.40	18.65	0.00	0.00
UTBI	United Tennessee Bankshares, Inc.	20.25	24.40	12.40	12.40	12.30	12.60	142.60	149.20	19.73	1.78	21.82
WAYN	Wayne Savings Bancshares, Inc.	16.02	60.40	30.80	30.80	24.70	24.80	143.70	148.90	15.63	3.00	73.85
WEFC	Wells Financial Corp.	29.50	34.30	15.70	15.70	12.90	12.90	121.00	121.00	15.34	2.98	38.60
WES	Westcorp	39.92	2,070.80	9.60	NA	10.80	NA	161.20	161.20	13.49	1.40	14.82
WFI	Winton Financial Corporation	21.64	102.70	22.50	25.20	21.40	23.50	212.10	212.30	18.61	2.08	44.55
WFSL	Washington Federal, Inc.	25.52	2,007.90	16.00	14.40	15.40	14.90	179.20	189.20	28.00	3.29	49.40
WGBC	Willow Grove Bancorp, Inc.	16.96	160.70	22.30	22.40	26.10	27.20	153.90	155.30	16.47	2.59	64.62
WM	Washington Mutual, Inc.	38.71	33,797.10	12.70	12.90	11.30	13.30	161.20	232.90	11.62	4.65	50.88
WRO	Woronoco Bancorp, Inc.	36.40	133.50	24.00	24.00	22.90	22.90	164.30	171.00	14.86	2.23	49.69
WSB	Washington Savings Bank, F.S.B. (The)	12.68	93.20	11.30	9.60	11.40	12.00	197.80	197.80	19.65	2.21	21.62
WSFS	WSFS Financial Corporation	54.31	382.10	15.40	15.40	16.30	16.70	201.70	202.90	15.68	0.44	6.91
WVFC	WVS Financial Corp.	17.80	43.50	13.10	15.90	16.20	17.20	149.30	149.30	11.16	3.60	58.18
WYPT	Waypoint Financial Corp.	27.46	918.70	22.20	20.60	26.40	29.10	217.10	228.40	17.16	2.04	53.85

	All Fully Converted Average	22.98	668.20	19.24	22.60	20.05	22.66	155.87	174.15	15.07	2.11	51.42
	All Fully Converted Median	20.25	90.70	17.00	17.85	17.40	17.60	145.60	158.90	13.84	2.04	36.26

	All Mutual Holding Companies
ACFC	Atlantic Coast Federal Corporation (MHC)	12.75	185.50	NA	NA	NA	NA	NA	NA	NA	0.00	NA
ALLB	Greater Delaware Valley Savings Bank (MHC)	30.75	105.80	42.25	42.32	37.51	37.52	97.75	97.75	23.30	1.17	51.43
BCSB	BCSB Bankcorp, Inc. (MHC)	16.46	97.10	81.83	82.71	107.77	110.20	104.22	107.29	12.10	3.04	416.67
BFIN	BankFinancial Corporation (MHC)	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
CFFN	Capitol Federal Financial (MHC)	33.98	2,513.60	54.53	54.53	73.89	73.89	101.34	101.34	25.23	5.89	919.44
CHEV	Cheviot Financial Corp. (MHC)	11.15	110.60	34.63	34.63	74.67	44.30	85.67	85.67	33.81	1.79	NA
CHFN	Charter Financial Corp. (MHC)	37.90	751.30	74.75	75.55	73.65	85.27	96.14	96.88	47.30	2.64	275.00
CSBK	Clifton Savings Bancorp, Inc. (MHC)	11.70	357.10	57.06	57.06	74.56	72.54	96.56	96.56	37.89	1.03	NA
FFFS	First Federal Financial Services, Inc. (MHC)	14.39	56.40	NA	NA	NA	NA	NA	NA	NA	1.95	NA
GCBC	Greene County Bancorp Inc. (MHC)	32.80	67.40	20.98	20.98	21.33	21.17	108.44	108.44	21.27	2.56	58.16
GOV	Gouverneur Bancorp Inc. (MHC)	14.90	34.00	31.91	31.91	36.47	38.31	98.41	98.41	29.64	1.74	70.27
HCBK	Hudson City Bancorp, Inc. (MHC)	36.54	6,796.90	24.58	25.47	26.62	27.53	131.07	131.07	29.36	2.08	56.45
HOME	Home Federal Bancorp, Inc. (MHC)	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
JXSB	Jacksonville Bancorp, Inc. (MHC)	17.70	34.60	32.83	32.96	44.64	47.31	98.88	108.31	12.29	1.69	75.00
KFED	K-Fed Bancorp (MHC)	14.79	215.10	52.71	47.26	57.40	55.66	106.94	106.94	30.89	0.00	0.00
NVSL	Naugatuck Valley Financial Corp. (MHC)	10.42	79.20	NA	NA	NA	NA	NA	NA	NA	0.00	NA
NWSB	Northwest Bancorp, Inc. (MHC)	23.80	1,174.10	18.78	18.89	20.62	21.18	105.00	121.57	17.27	2.02	40.37
ONFC	Oneida Financial Corp. (MHC)	11.80	88.40	18.74	19.93	24.26	27.23	92.83	107.89	18.78	3.22	87.60
PBCT	People’s Bank (MHC)	37.49	3,512.80	28.78	33.54	17.21	40.44	119.62	124.31	28.57	3.09	55.94
PBHC	Pathfinder Bancorp, Inc. (MHC)	17.50	42.80	18.68	30.80	25.90	32.73	95.66	106.57	13.23	2.34	64.92
PSBH	PSB Holdings, Inc. (MHC)	10.42	46.50	NA	NA	NA	NA	NA	NA	NA	0.00	NA
ROME	Rome Bancorp, Inc. (MHC)	27.68	116.90	46.68	48.13	47.78	53.45	120.30	120.30	36.10	2.17	102.61
SIFI	SI Financial Group Inc. (MHC)	10.94	137.50	NA	NA	NA	NA	NA	NA	NA	0.00	NA
WCFB	Webster City Federal Bancorp (MHC)	12.50	47.20	37.74	37.74	36.54	36.54	100.03	100.26	36.48	5.44	226.67
WFD	Westfield Financial Inc. (MHC)	24.33	230.60	33.09	33.09	32.96	36.87	98.83	98.83	25.32	1.64	48.39

	All MHC’s Average	20.55	730.50	39.48	40.42	46.32	47.90	103.21	106.58	26.60	1.98	159.31
	All MHC’s Median	16.46	110.60	33.86	34.09	37.02	39.38	99.46	106.75	26.95	1.95	67.60

Exhibit 2

Industry Fully Converted Multiples

Pricing Data as of October 29, 2004

Ticker	Short Name	Current Stock Price ($)	Current Market Value ($M)	Current Price in Relation to							Current Dividend Yield (%)	LTM Dividend Payout Ratio (%)
				Earnings (x)	Core EPS (x)	LTM EPS (x)	LTM Core EPS (x)	Book Value (%)	Tangible Book Value (%)	Assets (%)
	Maryland
SVBI	Severn Bancorp, Inc.	33.79	140.50	10.70	10.80	11.50	11.70	258.40	260.00	22.64	1.30	13.56
WSB	Washington Savings Bank, F.S.B. (The)	12.68	93.20	11.30	9.60	11.40	12.00	197.80	197.80	19.65	2.21	21.62

	Maryland Fully Converted Average		116.85	11.00	10.20	11.45	11.85	228.10	228.90	21.15	1.76	17.59
	Maryland Fully Converted Median		116.85	11.00	10.20	11.45	11.85	228.10	228.90	21.15	1.76	17.59

	Maryland MHC’s
BCSB	BCSB Bankcorp, Inc. (MHC)	16.46	97.10	81.83	82.71	107.77	110.20	104.22	107.29	12.10	3.04	416.67

	Maryland MHC’s Average		97.10	81.83	82.71	107.77	110.20	104.22	107.29	12.10	3.04	416.67
	Maryland MHC’s Median		97.10	81.83	82.71	107.77	110.20	104.22	107.29	12.10	3.04	416.67

	Comparable Group
ALLB	Greater Delaware Valley Savings Bank (MHC)	30.75	105.80	42.25	42.32	37.51	37.52	97.75	97.75	23.30	1.17	51.43
BCSB	BCSB Bankcorp, Inc. (MHC)	16.46	97.10	81.83	82.71	107.77	110.20	104.22	107.29	12.10	3.04	416.67
GCBC	Greene County Bancorp Inc. (MHC)	32.80	67.40	20.98	20.98	21.33	21.17	108.44	108.44	21.27	2.56	58.16
GOV	Gouverneur Bancorp Inc. (MHC)	14.90	34.00	31.91	31.91	36.47	38.31	98.41	98.41	29.64	1.74	70.27
JXSB	Jacksonville Bancorp, Inc. (MHC)	17.70	34.60	32.83	32.96	44.64	47.31	98.88	108.31	12.29	1.69	75.00
ONFC	Oneida Financial Corp. (MHC)	11.80	88.40	18.74	19.93	24.26	27.23	92.83	107.89	18.78	3.22	87.60
PBHC	Pathfinder Bancorp, Inc. (MHC)	17.50	42.80	18.68	30.80	25.90	32.73	95.66	106.57	13.23	2.34	64.92
ROME	Rome Bancorp, Inc. (MHC)	27.68	116.90	46.68	48.13	47.78	53.45	120.30	120.30	36.10	2.17	102.61
WCFB	Webster City Federal Bancorp (MHC)	12.50	47.20	37.74	37.74	36.54	36.54	100.03	100.26	36.48	5.44	226.67
WFD	Westfield Financial Inc. (MHC)	24.33	230.60	33.09	33.09	32.96	36.87	98.83	98.83	25.32	1.64	48.39

	Comparable Average		86.48	36.47	38.06	41.51	44.13	101.54	105.41	22.85	2.501	120.17
	Comparable Median		77.90	32.96	33.02	36.50	37.20	98.86	106.93	22.28	2.255	72.64

	All Fully Converted Average		668.20	19.24	22.60	20.05	22.66	155.87	174.15	15.07	2.109	51.42
	All Fully Converted Median		90.70	17.00	17.85	17.40	17.60	145.60	158.90	13.84	2.040	36.26

	All MHC’s Average		730.50	39.48	40.42	46.32	47.90	103.21	106.58	26.60	1.978	159.31
	All MHC’s Median		110.60	33.86	34.09	37.02	39.38	99.46	106.75	26.95	1.950	67.60

	Maryland Fully Converted Average		116.85	11.00	10.20	11.45	11.85	228.10	228.90	21.15	1.755	17.59
	Maryland Fully Converted Median		116.85	11.00	10.20	11.45	11.85	228.10	228.90	21.15	1.755	17.59

	Maryland MHC’s Average		97.10	81.83	82.71	107.77	110.20	104.22	107.29	12.10	3.040	416.67
	Maryland MHC’s Median		97.10	81.83	82.71	107.77	110.20	104.22	107.29	12.10	3.040	416.67

Exhibit 3.	Full Conversion — No Foundation

Bay-Vanguard Federal Savings Bank

Pro Forma Analysis Sheet - Twelve Months Ended

June 30, 2004

Includes SOP 93-6

		Bank	Comparables		State		National
			Mean	Median	Mean	Median	Mean	Median

	Min	23.26
Price-Core Earnings Ratio P/E	Mid	26.32	47.07	38.95	110.20	110.20	44.13	37.20
	Max	29.41
	Smax	32.26

	Min	76.80%
Price-to-Book Ratio P/B	Mid	80.91%	101.54%	98.86%	104.22%	104.22%	103.21%	99.46%
	Max	84.25%
	Smax	87.41%

	Min	76.86%
Price-to-Tangible Book Ratio P/TB	Mid	80.97%	105.41%	106.93%	107.29%	107.29%	106.58%	106.75%
	Max	84.32%
	Smax	87.49%

	Min	15.20%
Price-to-Assets Ratio P/A	Mid	17.47%	22.85%	22.28%	12.10%	12.10%	26.60%	26.95%
	Max	19.65%
	Smax	22.04%

Exhibit 3.	Full Conversion — No Foundation

Valuation Parameters

Prior Twelve Mos. Earning Base	Y
Period Ended June 30, 2004		$542	(1)
Pre-Conversion Book Value	B
As of June 30, 2004		$7,914
Pre-Conversion Assets	A
As of June 30, 2004		$97,655
Return on Money	R	2.08%	(2)
Conversion Expenses		$803
	X	4.02%	(3)
Proceeds Not Invested		$2,400	(4)
Estimated ESOP Borrowings		$1,600
ESOP Purchases	E	8.00%	(5)
Cost of ESOP Borrowings		$107	(5)
Cost of ESOP Borrowings	S	0.00%	(5)
Amort of ESOP Borrowings	T	15	Years
Amort of MRP Amount	N	5	Years
Estimated MRP Amount		$800	(6)
MRP Purchases	M	4.00%
MRP Expense		$160
Foundation Amount		$—	(7)
Foundation Amount	F	0.00%	0.00%
Foundation Opportunity Cost		$—
Tax Benefit	Z	$—	(8)
Tax Rate	TAX	34.20%
Percentage Sold	PCT	100.00%
Amount to be issued to Public		$20,000	(9)
Earnings Multiple		12

(1)	Net income for the twelve months ended June 30, 2004.
(2)	Net Return assumes a reinvestment rate of 3.16 percent (the 1 year Treasury at June 30, 2004), and a tax rate of 34%.
(3)	Conversion expenses reflect estimated expenses as presented in the offering document.
(4)	Includes Stock from ESOP and MRP.
(5)	Assumes ESOP is amortized straight line over 15 years.
(6)	Assumes MRP is amortized straight line over 5 years.
(7)	Not applicable.
(8)	Not Applicable.
(9)	The amount to be offered to public.

Exhibit 3.	Full Conversion — No Foundation

Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3. V= P/E*Y	=	$20,000,000
1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2. V= P/B*(B+Z)	=	$20,000,000
1-P/B*PCT*(1-X-E-M-F)

1. V= P/A*A	=	$20,000,000
1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.

Conclusion	Total Shares Shares	Price Per Share	Total Value
Appraised Value - Midpoint	2,000,000	$10	$20,000,000

Range:
- Minimum	1,700,000	$10	17,000,000
- Maximum	2,300,000	10	23,000,000
- Super Maximum	2,645,000	10	26,450,000

	Pre Foundation
	Appraised Value
Conclusion	Minimum	Midpoint	Maximum	SuperMaximum *
Total Shares	1,700,000	2,000,000	2,300,000	2,645,000
Price per Share	$10	$10	$10	$10
Full Conversion Value	$17,000,000	$20,000,000	$23,000,000	$26,450,000
Exchange Shares	0	0	0	0
Exchange Percent	0.00%	0.00%	0.00%	0.00%
Conversion Shares	1,700,000	2,000,000	2,300,000	2,645,000
Conversion Percent	100.00%	100.00%	100.00%	100.00%
Gross Proceeds	$17,000,000	$20,000,000	$23,000,000	$26,450,000
Exchange Value	$—	$—	$—	$—
Exchange Ratio	0.0000	0.0000	0.0000	0.0000

*	SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 3.	Full Conversion — No Foundation

	Pro Forma Effect of Conversion Proceeds As of June 30, 2004 (Dollars in Thousands)
	Minimum	Midpoint	Maximum	SuperMax
Conversion Proceeds
Total Shares Offered	1,700,000	2,000,000	2,300,000	2,645,000
Conversion Shares Offered	1,700,000	2,000,000	2,300,000	2,645,000
Price Per Share	$10	$10	$10	$10

Gross Proceeds	$17,000	$20,000	$23,000	$26,450
Plus: Value issued to Foundation(9)	—	—	—	—

Pro Forma Market Capitalization	17,000	20,000	23,000	26,450

Gross Proceeds	17,000	20,000	23,000	26,450
Less: Est. Conversion Expenses	748	803	858	922
Cash issued to foundation	—	—	—	—

Net Proceeds	$16,252	$19,197	$22,142	$25,528

Estimated Income from Proceeds
Net Conversion Proceeds	$16,252	$19,197	$22,142	$25,528
Less: ESOP Adjustment(3)	1,360	1,600	1,840	2,116
Less: MRP Adjustment(3)	680	800	920	1,058

Net Proceeds Reinvested	$14,212	$16,797	$19,382	$22,354
Estimated Incremental Rate of Return	2.08%	2.08%	2.08%	2.08%

Estimated Incremental Return	$296	$349	$403	$465
Less: Cost of ESOP(4)	—	—	—	—
Less: Amortization of ESOP(7)	60	70	81	93
Less: MRP Adjustment(7)	89	105	121	139

Pro-forma Net Income	147	174	201	233
Earnings Before Conversion	542	542	542	542

Earnings Excluding Adjustment	689	716	743	775
Earnings Adjustment(6)	—	—	—	—

Earnings After Conversion	$689	$716	$743	$775

Exhibit 3.	Full Conversion — No Foundation

	Pro Forma Effect of Conversion Proceeds As of June 30, 2004 (Dollars in Thousands)
	Minimum	Midpoint	Maximum	SuperMax
Pro-forma Net Worth
Net Worth at June 30, 2004	$7,914	$7,914	$7,914	$7,914
Net Conversion Proceeds	16,252	19,197	22,142	25,528
Plus: MHC Adjustment(7)	—	—	—	—
Plus: Value issued to Foundation	—	—	—	—
Less: After Tax Expense of Foundation	—	—	—	—
Less: ESOP Adjustment(1)	(1,360)	(1,600)	(1,840)	(2,116)
Less: MRP Adjustment(2)	(680)	(800)	(920)	(1,058)

Pro-forma Net Worth	$22,126	$24,711	$27,296	$30,268
Pro-forma Tangible Net Worth
Pro-forma Net Worth	$22,126	$24,711	$27,296	$30,268
Less: Intangible(5)	15	15	15	15

Pro-forma Tangible Net Worth	$22,111	$24,696	$27,281	$30,253
Pro-forma Assets
Total Assets at June 30, 2004	$97,655	$97,655	$97,655	$97,655
Net Conversion Proceeds	16,252	19,197	22,142	25,528
Plus: MHC Adjustment(7)	—	—	—	—
Plus: Value issued to Foundation	—	—	—	—
Less: After Tax Expense of Foundation	—	—	—	—
Less: ESOP Adjustment(1)	(1,360)	(1,600)	(1,840)	(2,116)
Less: MRP Adjustment(2)	(680)	(800)	(920)	(1,058)

Pro-forma Assets Excluding Adjustment	111,867	114,452	117,037	120,009
Plus: Adjustment(6)	—	—	—	—

Pro-forma Total Assets	$111,867	$114,452	$117,037	$120,009

Stockholder’s Equity Per Share
Net Worth at June 30, 2004	$4.66	$3.96	$3.44	$2.99
Estimated Net Proceeds	9.56	9.60	9.63	9.65
Plus: MHC Adjustment	—	—	—	—
Plus: Value issued to Foundation	—	—	—	—
Less: After Tax Expense of Foundation	—	—	—	—
Less: ESOP Stock	(0.80)	(0.80)	(0.80)	(0.80)
Less: MRP Stock	(0.40)	(0.40)	(0.40)	(0.40)

Pro-forma Net Worth Per Share	13.02	12.36	11.87	11.44
Less: Intangible	0.01	0.01	0.01	0.01

Pro-forma Tangible Net Worth Per Share	$13.01	$12.35	$11.86	$11.43

Exhibit 3.	Full Conversion — No Foundation

	Pro Forma Effect of Conversion Proceeds As of June 30, 2004 (Dollars in Thousands)
	Minimum	Midpoint	Maximum	SuperMax
Net Earnings Per Share
Historical Earnings Per Share(8)	$0.34	$0.29	$0.25	$0.22
Incremental return Per Share(8)	0.19	0.19	0.19	0.19
ESOP Adjustment Per Share(8)	(0.04)	(0.04)	(0.04)	(0.04)
MRP Adjustment Per Share(8)	(0.06)	(0.06)	(0.06)	(0.06)
Normalizing Adjustment Per Share	—	—	—	—

Pro Forma Earnings Per Share(8)	$0.43	$0.38	$0.34	$0.31

Shares Utilized
Shares Utilized	1,573	1,851	2,128	2,447

Pro-forma Ratios
Price/EPS without Adjustment	23.26	26.32	29.41	32.26
Price/EPS with Adjustment	23.26	26.32	29.41	32.26
Price/Book Value per Share	76.80%	80.91%	84.25%	87.41%
Price/Tangible Book Value	76.86%	80.97%	84.32%	87.49%
Market Value/Assets	15.20%	17.47%	19.65%	22.04%

(1)	ESOP Borrowings are deducted from net worth and assets, and amortized over 15 years.
(2)	MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)	Consists of ESOP and MRP amortization.
(4)	The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)	.
(6)	Not applicable.
(7)	ESOP and MRP are amortized over 15 and 5 years respectively, and tax impacted at 34%.
(8)	All EPS computations are done in accordance with SOP 93-6.
(9)	Not applicable.

Exhibit 3.	Full Conversion — No Foundation

Expense Calculations
Total Shares Offered	1,700	2,000	2,300	2,645
Price Per Share	$10	$10	$10	$10

Gross Proceeds	$17,000	$20,000	$23,000	$26,450
Estimated Insider Purchases	(505)	(505)	(505)	(505)
ESOP Purchases	(1,360)	(1,600)	(1,840)	(2,116)

Proceeds to Base Fee On	$15,135	$17,895	$20,655	$23,829
Underwriters Percentage	2.00%	2.00%	2.00%	2.00%

Underwriters Fee	$303	$358	$413	$477
Advisory Fee	—	—	—	—

Total Underwriters Fee	303	358	413	477
All Other Expenses	445	445	445	445

Total Expense	$748	$803	$858	$922

Shares Calculations
Shares Outstanding (used for BV/Sh)	1,700	2,000	2,300	2,645
Less: New ESOP Adjustment	136	160	184	212
Less: Old ESOP Adjustment (1)	0	0	0	0
Plus: New SOP 93-6 ESOP Shares (2)	9	11	12	14
Plus: Old SOP 93-6 ESOP Shares (2)	0	0	0	0

Shares for all EPS Calculations	1,573	1,851	2,128	2,447

Actual number of shares for EPS	1,573,067	1,850,667	2,128,267	2,447,507
Actual foundation shares	0	0	0	0

	Post Foundation
	Appraised Value
	Minimum	Midpoint	Maximum	SuperMaximum
Conclusion
Shares Issued and Exchanged	1,700,000	2,000,000	2,300,000	2,645,000
Price per Share	$10	$10	$10	$10
Shares Issued to Foundation	—	—	—	—
Total Shares	1,700,000	2,000,000	2,300,000	2,645,000
Exchange Shares	—	—	—	—
Conversion Shares	1,700,000	2,000,000	2,300,000	2,645,000
Implied Exchange Ratio	—	—	—	—
Gross Proceeds	$17,000,000	$20,000,000	$23,000,000	$26,450,000
Exchange Value	$—	$—	$—	$—

Exhibit 3	Full Offering — No Foundation

MRP Dilution
Shares Outstanding	1,700,000	2,000,000	2,300,000	2,645,000
Less: New ESOP Adjustment	136,000	160,000	184,000	211,600
Less: Old ESOP Adjustment	0	0	0	0
Plus: New MRP issued (1)	68,000	80,000	92,000	105,800
Plus: New SOP 93-6 ESOP Shares (2)	9,067	10,667	12,267	14,107
Plus: Old SOP 93-6 ESOP Shares (2)	0	0	0	0
Shares for all EPS Calculations	1,641,067	1,930,667	2,220,267	2,553,307
EPS	$0.43	$0.38	$0.34	$0.31
BV/Share	$12.51	$11.88	$11.41	$11.00
Voting Dilution	4.33%	4.30%	4.34%	4.34%

Option Dilution
Shares Outstanding	1,700,000	2,000,000	2,300,000	2,645,000
Less: New ESOP Adjustment	136,000	160,000	184,000	211,600
Less: Old ESOP Adjustment	0	0	0	0
Plus: Options (1)	170,000	200,000	230,000	264,500
Plus: New SOP 93-6 ESOP Shares (2)	9,067	10,667	12,267	14,107
Plus: Old SOP 93-6 ESOP Shares (2)	0	0	0	0
Shares for all EPS Calculations	1,743,067	2,050,667	2,358,267	2,712,007
EPS	$0.40	$0.35	$0.32	$0.29
BV/Share	$12.74	$12.14	$11.70	$11.31
Voting Dilution	10.81%	10.79%	10.82%	10.83%

Exhibit 4	MHC Offering

Bay-Vanguard Federal Savings Bank

Pro Forma Analysis Sheet - Twelve Months Ended

June 30, 2004

Includes SOP 93-6

		Bank	Comparables		State		National
			Mean	Median	Mean	Median	Mean	Median
	$17,000,000	27.78
Price-Core Earnings Ratio P/E	$20,000,000	32.26	52.18	43.25	141.80	141.80	55.26	44.00
	$23,000,000	37.04
	$26,450,000	41.67

	$17,000,000	121.95%
Price-to-Book Ratio P/B	$20,000,000	132.45%	223.66%	206.05%	240.80%	240.80%	229.15%	208.80%
	$23,000,000	141.64%
	$26,450,000	150.83%

	$17,000,000	122.10%
Price-to-Tangible Book Ratio P/TB	$20,000,000	132.63%	240.39%	226.00%	257.80%	257.80%	242.93%	229.80%
	$23,000,000	141.84%
	$26,450,000	151.06%

	$17,000,000	16.40%
Price-to-Assets Ratio P/A	$20,000,000	19.08%	26.51%	25.51%	12.95%	12.95%	31.47%	29.03%
	$23,000,000	21.70%
	$26,450,000	24.65%

Exhibit 4	MHC Offering

Valuation Parameters
Twelve Months Ended	Y
Period Ended June 30, 2004		$542	(1)
Pre-Conversion Book Value	B
As of June 30, 2004		$7,914
Pre-Conversion Assets	A
As of June 30, 2004		$97,655
Return on Money	R	2.08%	(2)
Conversion Expenses		$599
	X	6.66%	(3)
Proceeds Not Invested		$1,176	(4)
Estimated ESOP Borrowings		$784
ESOP Purchases	E	8.00%	(5)
Cost of ESOP Borrowings		$52	(5)
Cost of ESOP Borrowings	S	0.00%	(5)
Amort of ESOP Borrowings	T	15	Years
Amort of MRP Amount	N	5	Years
Estimated MRP Amount		$392	(6)
MRP Purchases	M	4.00%
MRP Expense		$78
Foundation Amount		$—
Foundation Amount	F	0.00%
Tax Rate	TAX	34.20%
Percentage Sold	PCT	45.00%
Tax Benefit	Z	$0
Earnings Multiple		12

(1)	Net income for the twelve months ended June 30, 2004.
(2)	Net Return assumes a reinvestment rate of 3.16 percent (the 1 year Treasury at June 30, 2004), and a tax rate of 34%.
(3)	Conversion expenses reflect estimated expenses as presented in the offering document.
(4)	Includes Stock from ESOP and MRP
(5)	Assumes ESOP is amortized straight line over 15 years at a cost of 0.00%.
(6)	Assumes MRP is amortized straight line over 5 years.

Exhibit 4	MHC Offering

Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3. V= P/E*Y	=	$9,000,000
1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2. V= P/B*(B+Z)	=	$9,000,000
1-P/B*PCT*(1-X-E-M-F)

1. V= P/A*A	=	$9,000,000
1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.

Conclusion	Total Shares	Price per Share	Total Value
Appraised Value - $17,000,000 at 45%	765,000	$10	$7,650,000
Appraised Value - $20,000,000 at 45%	900,000	$10	$9,000,000
Appraised Value - $23,000,000 at 45%	1,035,000	$10	$10,350,000
Appraised Value - $26,450,000 at 45%	1,190,250	$10	$11,902,500

Exhibit 4	MHC Offering

	Pro Forma Effect of Conversion Proceeds As of June 30, 2004

	$17,000,000 Independent Valuation	$20,000,000 Independent Valuation	$23,000,000 Independent Valuation	$26,450,000 Independent Valuation
	(Dollars in Thousands, Except Per Share Amounts)
Minority %	45%	45%	45%	45%

Minority Shares	765,000	900,000	1,035,000	1,190,250

Conversion Proceeds	1,700	2,000	2,300	2,645

Shares Offered	765	900	1,035	1,190
Price Per Share	$10	$10	$10	$10

Gross Proceeds	$7,650	$9,000	$10,350	$11,903
Plus: Value issued to Foundation (9)	$0	$0	$0	$0

Pro Forma Market Capitalization	$7,650	$9,000	$10,350	$11,903

Gross Proceeds	$7,650	$9,000	$10,350	$11,903
Less: Est. Conversion Expenses	$575	$599	$624	$652
Less: Capital to MHC	$50	$50	$50	$50
Less: Cash to Foundation	$0	$0	$0	$0

Net Proceeds	$7,025	$8,351	$9,676	$11,201
Estimated Income from Proceeds
Net Conversion Proceeds	$7,025	$8,351	$9,676	$11,201
Less: ESOP Adjustment (3)	$666	$784	$902	$1,037
Less: MRP Adjustment (3)	$333	$392	$451	$518

Net Proceeds Reinvested	$6,026	$7,175	$8,323	$9,646
Estimated Incremental Rate of Return	2.08%	2.08%	2.08%	2.08%

Estimated Incremental Return	$125	$149	$173	$201
Less: Interest Cost of ESOP (4)	$0	$0	$0	$0
Less: Amortization of ESOP (7)	$29	$34	$40	$45
Less: Amortization of MRP (8)	$44	$52	$59	$68

Pro-forma Net Income	$52	$63	$74	$88
Earnings Before Conversion	$542	$542	$542	$542

Earnings Excluding Adjustment	$594	$605	$616	$630
Earnings Adjustment (6)	$0	$0	$0	$0

Earnings After Conversion	$594	$605	$616	$630

Exhibit 4	MHC Offering

	Pro Forma Effect of Conversion Proceeds As of June 30, 2004

	$17,000,000 Independent Valuation	$20,000,000 Independent Valuation	$23,000,000 Independent Valuation	$26,450,000 Independent Valuation
	(Dollars in Thousands, Except Per Share Amounts)
Pro-forma Net Worth
Net Worth at June 30, 2004	$7,914	$7,914	$7,914	$7,914
Net Conversion Proceeds	$7,025	$8,351	$9,676	$11,201
Plus: Value issued to the Foundation	$0	$0	$0	$0
Less: After Tax cost of Foundation	$0	$0	$0	$0
Less: ESOP Adjustment (1)	(666)	(784)	(902)	(1,037)
Less: MRP Adjustment (2)	(333)	(392)	(451)	(518)

Pro-forma Net Worth	$13,940	$15,089	$16,237	$17,560
Pro-forma Tangible Net Worth
Pro-forma Net Worth	$13,940	$15,089	$16,237	$17,560
Less: Intangible (5)	$15	$15	$15	$15

Pro-forma Tangible Net Worth	$13,925	$15,074	$16,222	$17,545

Pro-forma Assets
Total Assets at June 30, 2004	$97,655	$97,655	$97,655	$97,655
Net Conversion Proceeds	$7,025	$8,351	$9,676	$11,201
Plus: Value issued to the Foundation	$0	$0	$0	$0
Less: After Tax cost of Foundation	$0	$0	$0	$0
Less: ESOP Adjustment (1)	(666)	(784)	(902)	(1,037)
Less: MRP Adjustment (2)	(333)	(392)	(451)	(518)

Pro-forma Assets Excluding Adjustment	103,681	104,830	105,978	107,301
Plus: Adjustment (6)	0	0	0	0

Pro-forma Total Assets	$103,681	$104,830	$105,978	$107,301
Per Share Data
Net Worth at June 30, 2004	$4.66	$3.96	$3.44	$2.99
Estimated Net Proceeds	$4.13	$4.18	$4.21	$4.23
Plus: Value issued to the Foundation	$0.00	$0.00	$0.00	$0.00
Less: After Tax cost of Foundation	$0.00	$0.00	$0.00	$0.00
Less: ESOP Stock	$(0.39)	$(0.39)	$(0.39)	$(0.39)
Less: MRP Stock	$(0.20)	$(0.20)	$(0.20)	$(0.20)

Pro-forma Net Worth Per Share	$8.20	$7.55	$7.06	$6.63
Less: Intangible	$0.01	$0.01	$0.01	$0.01

Pro-forma Tangible Net Worth Per Share	$8.19	$7.54	$7.05	$6.62

Exhibit 4	MHC Offering

	Pro Forma Effect of Conversion Proceeds As of June 30, 2004

	$17,000,000 Independent Valuation	$20,000,000 Independent Valuation	$23,000,000 Independent Valuation	$26,450,000 Independent Valuation
	(Dollars in Thousands, Except Per Share Amounts)
Historical Earnings Per Share (8)	$0.33	$0.28	$0.24	$0.21
Incremental return Per Share (8)	$0.08	$0.08	$0.08	$0.08
ESOP Adjustment Per Share (8)	$(0.02)	$(0.02)	$(0.02)	$(0.02)
MRP Adjustment Per Share (8)	$(0.03)	$(0.03)	$(0.03)	$(0.03)
Normalizing Adjustment Per Share	$0.00	$0.00	$0.00	$0.00

Pro Forma Earnings Per Share (8)	$0.36	$0.31	$0.27	$0.24
Shares Utilized for EPS (8)	1,637	1,927	2,216	2,548
Shares Utilized for Stockholders Equity (9)	1,700	2,000	2,300	2,645
Pro-forma Ratios
Price/EPS without Adjustment	27.78	32.26	37.04	41.67
Price/EPS with Adjustment	27.78	32.26	37.04	41.67
Price/Book Value per Share	121.95%	132.45%	141.64%	150.83%
Price/Tangible Book Value	122.10%	132.63%	141.84%	151.06%
Market Value/Assets	16.40%	19.08%	21.70%	24.65%

(1)	ESOP Borrowings are deducted from net worth and assets, and amortized over 15 years.
(2)	MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)	Consists of ESOP and MRP amortization.
(4)	The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)	.
(6)	Not applicable.
(7)	ESOP and MRP are amortized over 15 and 5 years respectively, and tax impacted at 34%.
(8)	All EPS computations are done in accordance with SOP 93-6.
(9)	All other per share computations assume the MRP plan is issued, not bought in the open market.

Exhibit 4	MHC Offering

Shares Offered	765	900	1,035	1,190
Price Per Share	10	10	10	10

Gross Proceeds	7,650	9,000	10,350	11,903
Estimated Insider Purchases	-505	-505	-505	-505
ESOP Purchases	-666	-784	-902	-1,037

Proceeds to Base Fee On	6,479	7,711	8,943	10,361
Underwriters Percentage	2.00%	2.00%	2.00%	2.00%

Underwriters Fee	130	154	179	207
Advisory Fee	0	0	0	0

Total Underwriters Fee	130	154	179	207
All Other Expenses	445	445	445	445

Total Expense	575	599	624	652

Full Shares	1,700	2,000	2,300	2,645
Shares Outstanding	765	900	1,035	1,190
Less: ESOP Adjustment	67	78	90	104
Plus: SOP 93-6 ESOP Shares	4	5	6	7

Shares for all EPS Calculations	1,637	1,927	2,216	2,548

	Post Foundation
	Appraised Value
	$17,000,000	$20,000,000	$23,000,000	$26,450,000

Conclusion	45%	45%	45%	45%

Shares Issued and Exchanged	17,000	20,000	23,000	26,450
Price per Share	$10	$10	$10	$10
Shares Issued to Foundation	—	—	—	—
Total Shares	17,000	20,000	23,000	26,450
Exchange Shares	—	—	—	—
Conversion Shares	17,000	20,000	23,000	26,450
Implied Exchange Ratio	—	—	—	—
Gross Proceeds	$170,000	$200,000	$230,000	$264,500
Exchange Value	$0	$0	$0	$0

Exhibit 4	MHC Offering

MRP Dilution
Shares Outstanding	1,700,000	2,000,000	2,300,000	2,645,000
Less: New ESOP Adjustment	66,640	78,400	90,160	103,684
Plus: New MRP issued (1)	33,320	39,200	45,080	51,842
Plus: New SOP 93-6 ESOP Shares (2)	4,443	5,227	6,011	6,912

Shares for all EPS Calculations	1,671,123	1,966,027	2,260,931	2,600,070
EPS	$0.36	$0.31	$0.28	$0.25
BV/Share	$8.04	$7.40	$6.92	$6.51
BV Dilution	1.92%	1.99%	1.93%	1.79%
Voting Dilution	1.96%	1.96%	1.96%	1.96%

Actual number of shares for EPS calculations	1,637,803	1,926,827	2,215,851	2,548,228
Actual number of shares for Foundation	0	0	0	0

Option Dilution
Shares Outstanding	1,700,000	2,000,000	2,300,000	2,645,000
Less: New ESOP Adjustment	66,640	78,400	90,160	103,684
Plus: Options (1)	76,500	90,000	103,500	119,025
Plus: New SOP 93-6 ESOP Shares (2)	4,443	5,227	6,011	6,912

Shares for all EPS Calculations	1,714,303	2,016,827	2,319,351	2,667,253
EPS	$0.35	$0.30	$0.27	$0.24

BV/Share	$8.28	$7.65	$7.19	$6.78
Voting Dilution	4.67%	4.67%	4.67%	4.67%